UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2018
Skyworks Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-05560	04-2302115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Sylvan Road, Woburn, Massachusetts		01801
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		781-376-3000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Skyworks Solutions, Inc. (the “Company”), held on May 9, 2018 (the “Annual Meeting”), the Company’s stockholders were asked to consider and vote on five proposals that are described in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on April 2, 2018, in connection with the Annual Meeting (the “Proxy Statement”). The results of the voting on each of those proposals were as follows:

1.    The Company’s stockholders elected each of David J. Aldrich, Kevin L. Beebe, Timothy R. Furey, Liam K. Griffin, Balakrishnan S. Iyer, Christine King, David P. McGlade, David J. McLachlan, and Robert A. Schriesheim to serve as a director of the Company until the next annual meeting of the Company’s stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

The voting results with respect to each director elected at the Annual Meeting are set forth in the following table:

Nominees	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
David J. Aldrich	134,176,005	3,838,406	269,865	24,302,698
Kevin L. Beebe	132,528,487	5,477,484	278,305	24,302,698
Timothy R. Furey	131,865,613	6,119,415	299,248	24,302,698
Liam K. Griffin	136,152,158	1,856,432	275,686	24,302,698
Balakrishnan S. Iyer	101,685,956	35,884,850	713,470	24,302,698
Christine King	136,581,342	1,333,663	369,270	24,302,699
David P. McGlade	131,927,113	6,041,673	315,490	24,302,698
David J. McLachlan	131,251,976	6,730,668	301,631	24,302,699
Robert A. Schriesheim	135,355,775	2,616,443	312,058	24,302,698

2.    The Company’s stockholders ratified the selection by the Company’s Audit Committee of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s 2018 fiscal year.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
158,541,727	3,649,009	396,238	0

3.    The Company’s stockholders voted to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
128,849,319	8,866,562	568,393	24,302,700

4.    The Company’s stockholders voted to approve the Company’s Amended and Restated 2008 Director Long-Term Incentive Plan, as Amended.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
129,413,087	8,438,658	432,530	24,302,699

5.    The Company’s stockholders ratified an amendment to the Company’s Third Amended and Restated By-laws that provides the Company’s stockholders the right to request a special meeting of stockholders.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
71,809,329	65,979,444	495,502	24,302,699

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyworks Solutions, Inc.

May 11, 2018	By:	/s/ Robert J. Terry
	Name:	Robert J. Terry
	Title:	Senior Vice President, General Counsel and Secretary